ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

SEMI-ANNUAL REPORT
SEPTEMBER 30, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

November 27, 1998

Dear Shareholder:

This semi-annual report discusses our strategy, performance and outlook for Alliance World Dollar Government Fund II, for the six-month period that ended September 30, 1998. The Fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk sovereign debt and U.S. corporate fixed income obligations that we expect to benefit from improving economic and credit fundamentals.

MARKET OVERVIEW
During the six-month period, global markets suffered from heightened concerns about recession as the financial and economic turmoil in Asia spread to Russia and Latin America.
In the emerging markets, debt prices fell over the six-month period when renewed volatility in Asia, weakness in the Japanese yen and fiscal problems in Russia heightened investor concerns about all higher yielding asset classes. Investor confidence was briefly restored in July, when the International Monetary Fund (IMF) approved an emergency loan package for the Russian government. However, the downward fall of emerging market debt prices resumed and accelerated in August, after the Russian government devalued the ruble and defaulted on its domestic debt. This surprise move by the Russian government led to a general sell-off of emerging market assets as investors moved to lower their portfolios' risk exposure. In September, emerging market debt prices rebounded sharply, when the U.S. Federal reserve cut interest rates. Investor concern then shifted to Brazil which, like Russia, has a fixed currency regime and deficits in both its fiscal and current accounts.

As a result of financial and economic collapse, Russia was the worst performing debt market over the six-month period. In Latin America, Ecuador, followed by Venezuela, were the worst performing debt markets. Both countries' economies have suffered from low oil prices and political uncertainty. In addition, Ecuador recently devalued its currency.

INVESTMENT STRATEGY
Over the six-month period, we increased holdings in Latin America, as part of our long-term strategy of investing in the emerging markets with strong long-term fundamentals. We believe the underlying fundamentals in Latin America do not justify the current low valuations and therefore expect debt prices there to continue rising over the long-term. Specifically, we increased our holdings of Venezuelan debt, which we found attractively priced as a result of the political uncertainty caused by upcoming elections. Also, we increased our holdings of Argentinean debt. Argentina's government has acted to maintain credible fiscal policies and ensure their current account deficits (exports minus imports) do not rise to unsustainable levels. In Eastern Europe, we decreased our holdings in Russia as the country's financial and economic situation deteriorated.

INVESTMENT RESULTS
The following table shows how the Fund performed over the past six- and 12-month periods. For comparison we have included the J.P. Morgan Emerging Market Bond Index, a standard measure of the performance of a basket of unmanaged emerging market debt securities. Over the past six- and 12-month periods, your Fund underperformed the benchmark, as a result of our overweight positions in Russia and Venezuela. Both countries' debt markets were among the worst performing over the six- and 12-month periods.


INVESTMENT RESULTS*
Periods Ended September 30, 1998
                                                     TOTAL RETURNS
                                                6 MONTHS      12 MONTHS
                                               ----------     ----------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II         -38.73%        -38.92%
J.P. MORGAN EMERGING MARKETS BOND INDEX          -22.58%        -20.90%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF SEPTEMBER 30, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   THE J.P. MORGAN EMERGING MARKETS BOND INDEX IS COMPOSED OF
DOLLAR-DENOMINATED RESTRUCTURED SOVEREIGN BONDS; A LARGE PERCENTAGE OF THE INDEX IS MADE UP OF BRADY BONDS. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.


1



                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

ECONOMIC OUTLOOK
Our outlook for emerging market debt has improved during the past month as a concerted effort by the Group of Seven (G7) industrial countries has been made to avert further spread of economic and financial malaise. First, the U.S. Federal Reserve, along with other G7 countries, has begun easing monetary policy in an effort to lower the risk of slower economic growth. Second, the U.S. Congress has approved additional funding to the IMF, clearing the way for financial aid to Brazil. Third, the Japanese yen has strengthened sharply against the U.S. dollar, relieving pressure on exchange rates and interest rates elsewhere in Asia. Finally, after a favorable outcome in recent presidential elections, Brazil, with assistance from the G7, has been hastily addressing its fiscal problems, helping to restore investor confidence in the global markets.

Though these positive developments have caused a significant rebound in emerging market debt prices recently, emerging market economies continue to be very sensitive to global economic growth and financial market liquidity. The emerging markets face challenging problems which require time and economic growth for resolution. Growth in Japan, the world's second largest economy, is ultimately crucial if the emerging countries are to resume their process of global integration.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998 (UNAUDITED)         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-87.1%
OTHER SOVEREIGN DEBT OBLIGATIONS-42.7%
ARGENTINA-5.0%
Republic of Argentina
  9.75%, 9/19/27                               $ 36,250      $29,634,375

BRAZIL-7.2%
Republic of Brazil
  9.375%, 4/07/08                                15,000        9,300,000
  10.125%, 5/15/27                               55,000       33,275,000
                                                             ------------
                                                              42,575,000

COLOMBIA-6.0%
Republic of Colombia
  8.625%, 4/01/08                                48,000       34,800,000

KOREA-0.7 %
Republic of Korea
  8.875%, 4/15/08                                 5,000        4,218,750

MEXICO-6.0%
United Mexican States
  11.50%, 5/15/26                                36,000       34,920,000

PHILIPPINES-1.9%
Bangko Sentral Pilipinas
  8.60%, 6/15/27                                 17,000       11,305,000

RUSSIA-5.3%
Russian Ministry of Finance
  12.75%, 6/24/28 (a)                            71,700       14,967,375
Russian IAN FRN
  6.625%, 12/15/15                               21,544        1,669,692
Russian Principal Loans FRN
  6.625%, 12/15/20 (b)                          249,800       14,831,875
                                                             ------------
                                                              31,468,942

VENEZUELA-10.6%
Republic of Venezuela
  13.625%, 8/15/18                               16,000       10,524,000
  9.25%, 9/15/27                                 93,967       52,151,685
                                                              62,675,685
Total Other Sovereign Debt Obligations
  (cost $503,391,874)                                        251,597,752

COLLATERALIZED BRADY BONDS(C)-10.1%
BULGARIA-5.4%
Republic of Bulgaria Discount Bonds FRN
  6.688%, 7/28/24                                50,000       31,875,000

ECUADOR-3.7%
Republic of Ecuador Discount Bonds
  6.625%, 2/28/25 (d)                            25,000       11,750,000
Republic of Ecuador Par Bonds
  3.50% 2/28/25 (d)                              24,000        9,960,000
                                                             ------------
                                                              21,710,000

NIGERIA-1.0%
Central Bank of Nigeria Par Bonds
  6.25%, 11/15/20(e)                             10,500        5,985,000
Total Collateralized Brady Bonds
  (cost $73,357,674)                                          59,570,000

LOAN PARTICIPATIONS & ASSIGNMENTS-8.1%
ALGERIA-1.6%
Algeria Refinancing Trust FRN
  Loan Assignment Tranche A
  6.375%, 3/04/00                                17,273        7,600,000
  7.188%, 3/04/00                                 2,386        1,742,045
                                                             ------------
                                                               9,342,045

MOROCCO-6.5%
Kingdom of Morocco Loan
  Participation FRN Series A
  6.563%, 1/01/09                                53,000       38,425,000
Total Loan Participations & Assignments
  (cost $64,884,035)                                          47,767,045


3


PORTFOLIO OF INVESTMENTS (CONTINUED)
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
NON-COLLATERALIZED BRADY BONDS-26.2%
ARGENTINA-12.1%
Republic of Argentina FRN
  6.19%, 3/31/05                               $ 90,250      $71,410,313

ECUADOR-1.5 %
Republic of Ecuador PDI
  6.625%, 2/27/15 (f)                            28,292        9,194,737

PANAMA-6.7%
Republic of Panama PDI FRN
  6.688%, 7/17/16 (g)                            28,476       19,790,695
Republic of Panama IRB
  4.00%, 7/17/14 (d)                             27,500       19,662,500
                                                             ------------
                                                              39,453,195

PERU-5.9%
Republic of Peru FLIRB
  3.25%, 3/07/17(a)(d)                           78,250       34,625,625
Total Non-Collateralized Brady Bonds
  (cost $173,109,725)                                        154,683,870
Total Sovereign Debt Obligations
  (cost $814,743,308)                                        513,618,667

U.S. GOVERNMENT OBLIGATIONS-15.8%
U.S. Treasury Note
  5.625%, 5/15/08                                15,000       16,410,945
U.S. Treasury Strip Zero coupon, 2/15/12        150,000       76,692,900
  (cost $89,440,229)                                          93,103,845

CORPORATE DEBT OBLIGATIONS-7.0%
Grupo Mexicano de Desarrollo, SA
  8.25%, 2/17/01(h)                              17,000        3,400,000
Mc-Cuernavaca Trust
  9.25%, 7/25/01                                  6,318        3,790,921
Mexico City Toluca Toll Road
  11.00%, 5/19/02                                24,064       14,438,663
Trikem, SA
  10.625%, 7/24/07(a)                            35,000       19,250,000
Total Corporate Debt Obligations
  (cost $76,804,613)                                          40,879,584

COMMON STOCK-0.0%
Pegasus Media & Communications, Inc. (i)
  (cost $35,817)                                 11,282          179,807

TOTAL INVESTMENTS-109.9%
  (cost $981,023,967)                                        647,781,903
Other assets less liabilities-(9.9%)                         (58,306,848)

NET ASSETS-100%                                             $589,475,055


4



                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, these securities amounted to $68,843,000 or 11.7% of net assets.

(b)  Coupon consists of 3.3125% cash payment and 3.3125% paid-in-kind.

(c) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 1998.

(e)  Security trades with oil warrants expiring November 15, 2020.

(f)  Coupon consists of 3.25% cash payment and 3.375% paid-in-kind.

(g)  Coupon consists of 4.00% cash payment and 2.6875% paid-in-kind.

(h)  Security is in default and is non-income producing.

(i)  Non-income producing security.

     Glossary of Terms:
     FLIRB - Front Loaded Interest Reduction Bond.
     FRN   - Floating Rate Note.
     IAN   - Interest Arrears Note.
     IRB   - Interest Reduction Bond.
     PDI   - Past Due Interest.

     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998 (UNAUDITED)         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $981,023,967)       $  647,781,903
  Interest receivable                                               24,034,637
  Receivable for investment securities sold                         17,511,687
  Other assets                                                          72,310
  Total assets                                                     689,400,537

LIABILITIES
  Due to custodian                                                   4,453,550
  Payable for investment securities purchased                       85,495,722
  Dividend payable                                                   8,250,831
  Advisory fee payable                                                 511,695
  Unrealized depreciation on swap contract                             450,259
  Administration fee payable                                            76,755
  Accrued expenses                                                     686,670
  Total liabilities                                                 99,925,482

NET ASSETS                                                      $  589,475,055

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      750,075
  Additional paid-in capital                                     1,026,546,421
  Distributions in excess of net investment income                 (12,880,269)
  Accumulated net realized loss on investments
    and swap contracts                                             (91,248,849)
  Net unrealized depreciation on investments and other assets     (333,692,323)
                                                                $  589,475,055
NET ASSET VALUE PER SHARE
  (based on 75,007,555 shares outstanding)                               $7.86


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                       $  49,775,277

EXPENSES
  Advisory fee                                     $4,354,356
  Administrative fee                                  653,154
  Custodian                                           313,894
  Transfer agency                                     107,440
  Audit and legal                                      54,334
  Printing                                             40,171
  Registration                                         39,643
  Taxes                                                31,431
  Directors' fees                                      18,213
  Amortization of organization expenses                 1,938
  Miscellaneous                                           966
  Total expenses                                                     5,615,540
  Net investment income                                             44,159,737

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
SWAP CONTRACTS
  Net realized loss on investment transactions                     (69,021,840)
  Net realized loss on swap contracts                              (27,015,856)
  Net change in unrealized appreciation of investments            (334,708,961)
  Net loss on investment transactions                             (430,746,657)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(386,586,920)


See notes to financial statements.


7



STATEMENT OF CHANGES
IN NET ASSETS                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                              SIX MONTHS ENDED    YEAR ENDED
                                                SEP. 30, 1998      MARCH 31,
                                                 (UNAUDITED)         1998
                                               ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                        $   44,159,737   $   94,197,587
  Net realized gain (loss) on investments
    and swap contracts                            (96,037,696)     130,312,843
  Net change in unrealized appreciation
    of investments                               (334,708,961)      (6,975,590)
  Net increase (decrease) in net assets
    from operations                              (386,586,920)     217,534,840

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Dividends from net investment income            (58,082,545)    (103,011,328)
  Distribution from net realized gain
    on investments                                         -0-    (109,913,895)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in
    issuance of common stock                        4,353,234       33,678,191
  Total increase (decrease)                      (440,316,231)      38,287,808

NET ASSETS
  Beginning of year                             1,029,791,286      991,503,478
  End of period (including undistributed
    net investment income of $1,042,539
    at March 31, 1998)                         $  589,475,055   $1,029,791,286


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998 (UNAUDITED)         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $30,000 have been deferred and were being amortized on a straight-line basis through July 1998.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.


9



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                            ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended September 30, 1998, there was no reimbursement paid to AFS.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agencies) aggregated $781,665,335 and $786,511,280, respectively, for the six months ended September 30, 1998. There were purchases of $510,051,436 and sales of $471,461,140 of U.S. government and government agency obligations for the six months ended September 30, 1998.

At September 30, 1998, the cost of investments for federal income tax purposes was $1,000,212,576. Accordingly, gross unrealized appreciation of investments was $10,166,127 and gross unrealized depreciation of investments was $362,596,800, resulting in net unrealized depreciation of $352,430,673 (excluding swap contracts).

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The fund incurred and will elect to defer net capital losses of $2,410,531 during fiscal year 1998. To the extent that the carryover losses are used to offset future capital gains, it is probable that the gain so offset will not be distributed to shareholders.

SWAP AGREEMENTS
The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments.

At September 30, 1998, the Fund had an outstanding swap contract with the following terms:

                                                       RATE TYPE
                                           --------------------------------
     SWAP        NOTIONAL     TERMINATION  PAYMENTS MADE  PAYMENTS RECEIVED   UNREALIZED
COUNTERPARTY      AMOUNT         DATE       BY THE FUND      BY THE FUND     DEPRECIATION
------------  --------------  -----------  -------------  -----------------  ------------
 J.P. Morgan  US$ 65,000,000   10/19/98        LIBOR#           9.375%         $450,259


#  LIBOR (London Interbank Offered Rate).


10



                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value common stock authorized.
Of the 75,007,555 shares outstanding at September 30, 1998, the Adviser owned 7,200 shares. During the six months ended September 30, 1998, the Fund issued 516,952 shares in connection with the Fund's dividend reinvestment plan. During the year ended March 31, 1998, the Fund issued 2,510,318 shares in connection with the Fund's dividend reinvestment plan.

NOTE E: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks, which include the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE F: YEAR 2000 AND EURO
Many computer systems and applications in use today process transactions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900" which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem or the Euro, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that the Adviser ("Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

With respect to the Euro, the Fund has been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or man


11



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                            ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

aged internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Transfer Agent and Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report, the Fund and Alliance have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.


12



FINANCIAL HIGHLIGHTS                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                              SIX MONTHS                                                          JULY 28,
                                                ENDED                                                              1993(A)
                                               SEP. 30,                    YEAR ENDED MARCH 31,                      TO
                                                 1998     ----------------------------------------------------    MARCH 31,
                                             (UNAUDITED)        1998         1997         1996         1995         1994
                                            ------------  -------------  ----------  ------------  -----------  ------------
Net asset value, beginning of period          $13.82          $13.77       $11.96       $ 9.53       $12.31       $13.93(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .59(c)         1.30(c)      1.21         1.25(c)      1.19(c)       .77
Net realized and unrealized gain (loss)
  on investments and swap contracts            (5.77)           1.70         2.32         2.49        (2.32)       (1.28)
Net increase (decrease) in net asset
  value from operations                        (5.18)           3.00         3.53         3.74        (1.13)        (.51)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.78)          (1.42)       (1.21)       (1.25)       (1.19)        (.77)
Distributions in excess of net
  investment income                               -0-             -0-        (.51)        (.06)        (.23)        (.10)
Distributions from net realized gain
  on investments                                  -0-          (1.53)          -0-          -0-        (.23)        (.24)
Total dividends and distributions               (.78)          (2.95)       (1.72)       (1.31)       (1.65)       (1.11)
Net asset value, end of period                 $7.86          $13.82       $13.77       $11.96       $ 9.53       $12.31
Market value, end of period                    $9.00          $13.75       $13.375      $12.375      $10.375      $13.375

TOTAL RETURN
Total investment return based on: (d)
  Market value                                (29.61)%         26.49%       23.11%       33.51%      (10.08)%      (4.05)%
  Net asset value                             (38.73)%         23.48%       31.15%       40.48%      (10.26)%      (5.04)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $589,475      $1,029,791     $991,503     $860,842     $666,567     $827,943
Ratio of expenses to average net assets         1.29%(e)        1.26%        1.29%        1.30%        1.28%        1.26%(e)
Ratio of net investment income to
  average net assets                           10.16%(e)        8.92%        8.92%       10.99%       10.31%        7.62%(e)
Portfolio turnover rate                          138%            327%         257%         395%         274%         192%


(a)  Commencement of operations.

(b)  Net of offering costs of $.02.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


13



                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
WAYNE C. TAPPE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER &CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY10105

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY10286

DIVIDENDPAYINGAGENT,
TRANSFERAGENTANDREGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA02110-1520

INDEPENDENTAUDITORS
ERNST &YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


14



ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
Summary of General Information

THE FUND
Alliance World Dollar Government Fund II is a non-diversified, closed-end management investment company investing exclusively in fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investment in a portfolio of high yielding, high risk sovereign debt & U.S. corporate fixed income obligations which the Fund's investment adviser expects to benefit from improving economic fundamentals.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspaper each day. The Fund's NYSE trading symbol is "AWF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds."

DIVIDEND REINVESTMENT PLAN
If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGIISR